Exhibit 1




                             JOINT FILING AGREEMENT

     In accordance with Rule 13d-1(f) under the Securities Exchange Act of
1934, as amended, the undersigned hereby agree to the joint filing with all other Reporting Entities (as such term is defined in the Schedule 13G) on behalf of each of them of a statement on Schedule 13G (including amendments thereto) with respect to the Class A Common Stock, Par Value $0.0001 per share, of Bio-Rad Laboratories, Inc., and that this Agreement is included as an Exhibit to such joint filing. This Agreement may be executed in any number of counterparts all of which taken together shall constitute one and the same instrument.

     IN WITNESS WHEREOF, the undersigned hereby execute this Agreement this 8th day of May, 2014.


                                            LEVIN CAPITAL STRATEGIES, L.P.

                                            By:/s/ JOHN A. LEVIN
                                            --------------------------
                                                  John A. Levin
                                           Chairman and Chief Executive Officer



                                            LCS, LLC

                                            BY:/s/ JOHN A. LEVIN
                                            ------------------------
                                                  John A. Levin
                                                  General Partner



					    LCS EVENT PARTNERS, LLC

                                            BY:/s/ JOHN A. LEVIN
                                            ------------------------
                                                  John A. Levin
                                                  General Partner



                                            LCS L/S, LLC

                                            BY:/s/ John A. Levin
                                            ------------------------
                                                   John A. Levin
                                                   General Partner



                                            By:/s/ JOHN A. LEVIN
                                            ------------------------
                                                   John A. Levin